Exhibit 10.4
                        Schedule of Executed Lease Agreements
                      By and Between Sterling House Corporation

Sterling House Corporation has entered into the following leases with Health Care REIT, Inc. which vary only in the following material respects from
Exhibit 10.3.

Location                                         Date of Lease
--------                                         -------------

725 Fox Run Road                                   04/17/97
Findlay, OH  45840